COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 10. COMMITMENTS AND CONTINGENCIES

Legal and Regulatory

The Company is subject to potential liability under laws and government regulations and various claims and legal actions arising in the ordinary course of the Company’s business. Liabilities are established for legal claims when payments associated with the claims become probable and the costs can be reasonably estimated. The actual costs of resolving legal claims may be substantially higher or lower than the amounts established for those claims. Based on information currently available, management is not aware of any legal or regulatory claims that would have a material effect on the Company’s consolidated financial statements and, therefore, no accrual has been recorded as of the years ended December 31, 2016 and 2015.

Operating Lease

On December 21, 2015, the Company entered into a new office lease agreement. The lease term is 64 months and commenced on February 1, 2016 when the Company relocated to the new space. In addition to monthly rent and utility payments, the Company will also pay its proportionate share of all common area maintenance and taxes above certain 2016 base costs. The lease is subject to annual rent payment escalation clauses. During the year ended December 31, 2016, the Company recorded $57,600 for rental expenses relating to this lease, which is included in general and administration expenses on the accompanying consolidated statement of operations.

A schedule of future minimum lease payments under the operating lease for the following years is as follows:

2017	$65,728
2018	81,279
2019	83,717
2020	86,229
2021	36,881
$353,834